 Bankwell Financial Group4Q’18 Investor Presentation

 Safe Harbor  This presentation may contain certain forward-looking statements about the Company. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “would,” “should,” “could,” or “may.” Forward-looking statements, by their nature, are subject to risks and uncertainties. Certain factors that could cause actual results to differ materially from expected results include increased competitive pressures, changes in the interest rate environment, general economic conditions or conditions within the securities markets, and legislative and regulatory changes that could adversely affect the business in which the Company and its subsidiaries are engaged.

 4Q’18 and 2018 Performance

4Q'18 Results & Highlights

- Reported Net Income of $3.3 million, or $0.41 earnings per share
- The $0.41 earnings per share includes the following non recurring items:
  - $(0.32) additional loss recognized on NPA relationship previously disclosed in Q1 *(see next slide for credit update)*
  - $0.05 benefit from the reversal of a FIN48 tax reserve

  Q4 EPS also includes $0.09 benefit in Provision due to consistent application of Bankwell's ALLL methodology, which reflects improving historical loss trends

  These items support a normalized $0.59 Q4 EPS
- Q4 OpEx of $8.8 million, vs. $9.2 million in Q1, drives the Efficiency Ratio to 59.2%, from a Q1 high of 62.0%
- $94 million loan originations offset by elevated prepayments
- Announced a 400,000 share buyback program
- Board of Directors declared 1Q'19 dividend of $0.13 per share

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Credit Update

Bankwell disclosed 2 significant NPAs in 1Q'18, of which NPA #1 was fully paid off in 3Q'18 at no loss to the Bank. **The status of NPA #2 will be covered here.**

NPA #2 Relationship Overview

- Relationship comprised of two loans, the "**Quarry Loans**"
- A $10.0 million real estate loan and a $4.2 million equipment loan, of which 75% is SBA guaranteed[1]
- Borrower was a successful operator for twenty years

2018 Events

- New zoning regulations materially changed permissible activities of the quarry, effectively ending the Borrower's ability to operate
- The Borrower's original business model is no longer viable and any alternative operations are severely limited

- $6.2 million was charged off in the fourth quarter
- $6.9 million remaining balance, of which $2.7 million carries an SBA guarantee
- Bankwell and Borrower working together to achieve an orderly liquidation to maximize value

[1] Represents original loan balances. Subsequently amortized to $13.2 million.

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 2018 Highlights  Profitability  Growth  Stability  $17.4 million Net Income0.94% Return on Average Assets 10.19% Return on Average Equity$22.06 Tangible Book Value  $1.6 billion of gross loans, 4% growth year over year$1.5 billion of deposits, 7% growth year over year$13 million of assets per FTE  2018 dividends of $0.48 per shareConsidered “Well Capitalized” with 10.14% Tier 1 Leverage11.56% CET1 / RWA12.50% Total Capital / RWA

 4Q Consolidated Statement of Income   2018 20171 QoQ2Total Interest Income $21.5 $18.7 $2.8Total Interest Expense $7.1 $4.8 $2.3Net Interest Income $14.5 $13.9 $0.6Provision/(Credit) for Loan Losses $2.8 $(0.5) $3.3Net Interest Income after Provision $11.7 $14.4 $(2.7)Non Interest Income $0.6 $1.5 $(0.9)Non Interest Expense $8.8 $8.6 $0.2Pre-Tax Income $3.5 $7.4 $(3.9)Income Tax Expense $0.2 $5.3 $(5.1)Reported Net Income (Loss) $3.3 $2.1 $1.2EPS $0.41 $0.27 $0.14  Dollars in millions  2 Variances are rounded based on actual whole dollar amounts  1 Values are based on reported earnings / performance, which were impacted primarily as a result of the Tax Cut and Jobs Act passed in December 2017 along with several other smaller items. Please refer to BWFG’s 4Q’17 Earnings Release for further detail  Notes  Provision for Loan Losses‘18 includes impact of Quarry Loans charge-off ‘17 reflects impact from methodology update made in 20171Non Interest IncomeVariance attributed to the servicing asset model refinements made in 20171Income Tax Expense‘18 reflects the resolution of a tax matter and corresponding reversal of the FIN48 tax reserve ‘17 includes the one-time DTA write-off given the Corporate Tax Rate change last year1

 2018 Consolidated Statement of Income   2018 20171 YoY2Total Interest Income $80.1 $71.2 $8.9Total Interest Expense $23.7 $16.8 $6.9Net Interest Income $56.3 $54.4 $2.0Provision for Loan Losses $3.4 $1.3 $2.1Net Interest Income after Provision $52.9 $53.0 $(0.1)Non Interest Income $3.9 $4.6 $(0.7)Non Interest Expense $35.6 $32.5 $3.1Pre-Tax Income $21.2 $25.1 $(4.0)Income Tax Expense $3.7 $11.3 $(7.6)Reported Net Income (Loss) $17.4 $13.8 $3.6EPS $2.21 $1.78 $0.43  Dollars in millions  Notes  2 Variances are rounded based on actual whole dollar amounts  1 Values are based on reported earnings / performance, which were impacted primarily as a result of the Tax Cut and Jobs Act passed in December 2017 along with several other smaller items. Please refer to BWFG’s 4Q’17 Earnings Release for further detail  Provision for Loan Losses‘18 includes impact of Quarry Loans charge-off ‘17 reflects impact from methodology update made in 20171Non Interest IncomeVariance attributed to the servicing asset model refinements made in 20171Income Tax Expense‘18 reflects the resolution of a tax matter and corresponding reversal of the FIN48 tax reserve ‘17 includes the one-time DTA write-off given the Corporate Tax Rate change last year1

 2018 Consolidated Balance Sheet   2018 2017 YoY1Cash & Cash Equivalents $78 $71 $7AFS & HTM Securities $117 $114 $3Loans Receivable, net $1,587 $1,521 $66All Other Assets $92 $91 $1Total Assets $1,874 $1,797 $77Total Deposits $1,502 $1,398 $104FHLB Advances & Other Borrowings $185 $224 $(39)Other Liabilities $12 $13 $(1)Total Liabilities $1,699 $1,636 $64Equity $174 $161 $13Total Liabilities & Equity $1,874 $1,797 $77  Dollars in millions  1 Variances are rounded based on actual whole dollar amounts

 Bankwell Overview

Bankwell's Story

Bankwell is one of the fastest growing and most profitable community banks in Connecticut.



BANKWELL MILESTONES
ASSETS
Dollars in thousands
$0
$190,906
$247,041
$395,708
$779,618
$1,099,531
$1,628,919
$1,796,607
$1,873,665
2002
2007
2008
2010
2013
2014
2016
2017
2018
Founded The Bank of New Canaan
Holding Company formed (BNC Financial Group)
Founded second bank, The Bank of Fairfield
Founded third bank, Stamford First Bank, a division of The Bank of New Canaan
The banks merge into "Bankwell"; Bankwell acquires The Wilton Bank
Bankwell acquires Quinnipiac Bank & Trust Company
Named one of the "Top 100 Best Performing Community Banks of 2016"[1]
Named to Sandler O'Neill "Sm-All Stars Class of 2017"[2]
Opened 3 new branches in Fairfield County

1 Bankwell was named one of the "Top 100 Best Performing Community Banks of 2016" between $1 billion and $10 billion in assets nationwide based on certain metrics for the year ended December 31, 2016 by S&P Global Market Intelligence

2 Bankwell was named one of 29 banks nationwide to make the Sandler O'Neill + Partners list of "Sm-All Stars", and the only CT bank to make the list

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 Bankwell Profile  $1.87B asset Connecticut-based bank with focus on CRE and C&I lending12 existing branches in Fairfield & New Haven Counties  Company Overview NASDAQ: BWFG  $162MM deposits per branch, excluding the 3 new branches opened in 2Q; highest in Fairfield & New Haven Counties1Attractive core market of Fairfield County / Bridgeport-Stamford-Norwalk MSAMost affluent MSA in the Nation in per capita personal income (PCPI)2  1 Source: S&P Global Market Intelligence’s Branch Competitors & Pricing Report as of 6/30/18, excluding global money center banks (tickers BAC, WFC, JPM, TD & C)2 Source: Bureau of Economic Analysis’ Metropolitan Area Table, contained within the Local Area Personal Income, 2017 news release on 11/15/18   Existing branches (12) Fairfield County

 Why Bankwell?   Outperformed KBW Regional Banking Index by 28% since ‘14 IPO1  1 as of December 31st, 2018

 Financial Trends and Portfolio Metrics

 Financial Snapshot  Dollars in thousands, except per share data  2014  2015  2016  2017  2018  Total assets  $1,099,531  $1,330,372  $1,628,919  $1,796,607  $1,873,665  Net loans  $915,981  $1,129,748  $1,343,895  $1,520,879  $1,586,775  Loans to deposits  110.7%  109.1%  105.6%  110.1%  106.4%  Efficiency ratio  68.7%  62.3%  56.5%  54.9%  59.2%  Non interest expense / Avg. assets  2.94%  2.42%  2.03%  1.88%  1.93%  Net interest margin  3.84%  3.77%  3.54%  3.30%  3.18%  Total capital to risk weighted assets  13.55%  13.39%  12.85%  12.19%  12.50%  Return on average equity  5.13%  6.76%  8.94%  8.93%  10.19%  Tangible book value per share  $16.35  $17.43  $18.98  $20.59  $22.06  Net interest income  $31,660  $42,788  $49,092  $54,364  $56,326  Net income  $4,568  $9,030  $12,350  $13,830  $17,433  EPS (fully diluted)  $0.78  $1.21  $1.62  $1.78  $2.21  1  1 Values are based on reported earnings / performance, which were impacted primarily as a result of the Tax Cut and Jobs Act passed in December 2017 along with several other smaller items. Please refer to BWFG’s 4Q’17 Earnings Release for further detail

 Financial Performance Trends  CAGR 40%   1 4Q’17 EPS reduced by $0.26 due to the impact of the Tax Cut and Jobs Act passed in December 2017 along with several other smaller items; on a “core” basis, 2017 EPS is $2.03, please refer to BWFG’s 4Q’17 Earnings Release for further detail  NIM relatively stable through 2018; rising pressure on deposit costs partially mitigated by prepay fees and default interest collectedThe fourth quarter efficiency ratio was 58.2%, bringing the year to date ratio down to 59.2%Post-IPO, Non-Interest Expense as a % of Average Assets has decreased 101 bps, to 1.93%  Dollars in millions  EPS $0.78 $1.21 $1.62 $1.78 $2.21Efficiency Ratio 68.7% 62.3% 56.5% 54.9% 59.2%NIM 3.84% 3.77% 3.54% 3.30% 3.18%Non InterestExp / Assets 2.94% 2.42% 2.03% 1.88% 1.93%  CAGR 15%   1

 Loan Pricing Trends  Total Loan Portfolio  1 Weighted average yield based on active loans as of 12-31-16, 12-31-17 & 12-31-18, respectively  Dollars in millions  Rates on 2018 originations helped drive total portfolio yield up Current market rates imply further portfolio yield increases for 2019  1

 Loan Volume Trends  Dollars in millions  Loan Volume  2018 volume includes 1Q originations of $55 million, with $28 million of fundings, reflecting pricing discipline during a period of disproportionate competitionBy 4Q, originations rebounded to $94 million, with $77 million of fundings

 Loan Portfolio  CAGR 15%  $1,543  $1,366  $1,148  $930  Dollars in millions  $1,605  2018 originations tempered by elevated prepayments

 Loan Portfolio  Portfolio oversight provided by team of 15 skilled credit analysts and portfolio managers, most with > 20 years’ experienceConcentration actively managed, with no single relationship representing more than 5.3% of total loan volume at year-end 2018

 CRE Loan Portfolio  Retail Composition  $  %  Retail2  $176  56.21%  Grocery  $80   25.58%  Pharmacy  $27   8.72%  Gas / Auto Services  $16  4.96%  Restaurant  $14   4.54%  Total Retail  $313   100.00%  Average deal size is $2.2MM            Office Composition  $  %  Office (primarily suburban)  $216  70.05%  Medical  $91   29.43%  Condo  $2   0.52%  Total Office  $308  100.00%  Average deal size is $2.1MM      1 Includes Owner Occupied CRE2 Comprised primarily of neighborhood and convenience centers, typically characterized by: size up to 125,000 sq. ft.; convenience and service oriented   1  Dollars in millions  At year-end 2017, Retail and Office concentrations were 27.21% and 27.90%, respectivelyProperty Type mix has diversified over 2018 while overall portfolio has grown

 Geography Distribution  Continued focus in home base state but maintaining diversification by following strongest customers to growth markets  CRE to Risk Based Capital Ratio  Proven track record as CRE Lender with strong risk management practices in placeCRE Retail loans have an average LTV of 57% and an average DSCR of 1.7xNo significant exposure to any one retailer and no exposure to bankrupt retailers  1  1 Includes Owner Occupied CRE  CRE Loan Portfolio

Credit Update

Bankwell disclosed 2 significant NPAs in 1Q'18, of which NPA #1 was fully paid off in 3Q'18 at no loss to the Bank. **The status of NPA #2 will be covered here.**

NPA #2 Relationship Overview

- Relationship comprised of two loans, the "**Quarry Loans**"
- A $10.0 million real estate loan and a $4.2 million equipment loan, of which 75% is SBA guaranteed[1]
- Borrower was a successful operator for twenty years

2018 Events

- New zoning regulations materially changed permissible activities of the quarry, effectively ending the Borrower's ability to operate
- The Borrower's original business model is no longer viable and any alternative operations are severely limited

- $6.2 million was charged off in the fourth quarter
- $6.9 million remaining balance, of which $2.7 million carries an SBA guarantee
- Bankwell and Borrower working together to achieve an orderly liquidation to maximize value

[1] Represents original loan balances. Subsequently amortized to $13.2 million.

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Asset Quality excluding Quarry Loans

- 2018 increase of NPAs primarily attributable to the Quarry Loans
- NPAs ended 2018 at $14.1 million, down from a high of $23.3 million in 2Q'18
  - $6.9 million of NPAs pertain to the Quarry Loans
  - $2.7 million of the Quarry Loans carries an SBA guarantee
- Excluding the Quarry Loans, Bankwell's remaining NPAs are $7.1 million, or 38 basis points of total assets, in line with historical performance



Net Charge Offs to Average Loans
0.44% reported
0.05%
0.01%
0.01%
0.03%
0.04%
2014
2015
2016
2017
2018



NPAs to Total Assets
0.75% reported
0.39%
0.38%
0.20%
0.31%
0.38%
2014
2015
2016
2017
2018

2018 values above the dotted boxes include the 1 NPA relationship highlighted above; the values in the solid boxes exclude the 1 NPA relationship

Excluding 1 NPA relationship, '18 asset quality on par with historical performance

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Asset Quality

Dollars in millions

	2018
Total Loans	**$1,605**
Loans rated "Sub-Standard" or below	$19
% of Population	*1.16%*
Results excluding Quarry Loans:	
Total Loans	**$1,597**
Loans rated "Sub-Standard" or below	$12
% of Population	*0.73%*

- Excluding the Quarry Loans, Bankwell has only 0.73% of all loans rated "Sub-Standard" or below
- Bankwell has a comprehensive framework supported by strong procedures to ensure appropriate and timely issue identification, including:
  - Centralized, formal early delinquency monitoring practices to identify possible problem loans and develop strategies for preempting potential issues
  - A separate portfolio management team led by 30+ year veteran with commercial credit, workout and distressed asset sale experience
  - Individual evaluation of all loans rated sub-standard or below for reserve requirements
  - Semi-annual confirmation of risk ratings by Bankwell's independent / external loan review firm
- Bankwell's NPL / Gross Loans is 0.88%, vs an average of 1.22%[1] for the Bank's Selected Peer Group[2]

Robust processes result in a high quality portfolio

[1] Data Source: *S&P Market Intelligence* Weighted average NPLs / Gross Loans at 3Q'18 for Bankwell's Selected Peer Group

[2] Selected Peer Group consists of Bank Holding Companies, Commercial Banks & Savings Banks located in CT, MA, NJ, NY, and RI

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Adequacy of Reserves

- At year end, the total allowance for loan loss ("ALLL") reserve is $15.5 million and represents 0.96% of total loans
- The general ALLL reserve provides 132% coverage of NPAs that do not carry a specific reserve
- Bankwell's ALLL reserve is in line with the 97 basis point average[1] reserve seen in the Bank's Selected Peer Group and is above the median ALLL reserve of 90 basis points[2] for Connecticut banks


Allowance For Loan Loss
1.23%
0.01%
1.22%
0.96%
0.02%
0.94%
2017 BWFG
2018 BWFG
General Reserve
Specific Reserve

[1] Data Source: *S&P Market Intelligence* Loan Loss Reserves / Gross Loans at 3Q'18
[2] Data Source: *FDIC State Profiles* 3Q'18; published for the state of Connecticut

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 Deposits  CAGR 16%  $835  $1,047  $1,289  $1,398  Dollars in millions  $1,502

 Deposit Market Share    Deposit Market Share            Location  2013  2014  2015  2016  2017  2018  New Canaan  19.77%  22.71%  24.40%  29.59%  31.10%  32.44%  Wilton  6.26%  6.87%  7.76%  9.85%  13.81%  15.18%  Fairfield  5.95%  7.65%  6.38%  7.58%  9.18%  9.14%  Norwalk  not applicable    1.44%  1.97%  2.92%  3.62%  Stamford  1.99%  2.84%  2.00%  1.92%  2.28%  2.50%  Darien  not applicable          0.31%  Westport  not applicable          0.05%  Fairfield County  1.51%  2.00%  1.94%  2.17%  2.54%  2.69%  New Haven County  0.40%  0.43%  0.45%  0.55%  0.61%  0.63%  From FDIC Market Share Report as of June 30, 2018Darien, Westport and 2nd Stamford locations opened June 9th, 2018  Growing deposit share in very competitive markets

Management Team

Name	Years Experience	Selected Professional Biography
Christopher Gruseke President & CEO *(since 2015)*	25+	• Founding investor of Bankwell's precursor, Bank of New Canaan, member of BoD and ALCO Committee 2009 to 2012 • 20 year Investment Banking career focused on financial institutions, securitizations and interest rate risk management • Management positions include Chief Operating Officer of Greenwich Capital Markets
Penko Ivanov EVP & CFO (*since 2016*)	25+	• CFO for Darien Rowayton Bank & Doral Bank's US Operations • Proven track record in building, improving and overseeing all areas of Finance, including Controllership, SOX, Treasury, FP&A, as well as internal and external reporting functions • Prior experience includes 8 years with GE Capital in various finance roles
Heidi S. DeWyngaert EVP & Chief Lending Officer (*since 2004*)	30+	• Previously at Webster Bank, managing the Fairfield County Commercial Real Estate group • 10 years as Vice President for CRE at First Union National Bank
David P. Dineen EVP & Head of Community Banking (*since 2016*)	30+	• Previously at Capital One Commercial Bank as the National Market Manager for Treasury Management and Deposit Services • Managed Retail Branch networks and Treasury Management sales teams at NorthFork Bank and Commerce Bank
Christine A. Chivily EVP & Chief Risk & Credit Officer (*since 2013*)	30+	• Previously a Risk Manager for CRE and C&I at Peoples United Bank • SVP/Senior Credit Officer at RBS Greenwich Capital Markets (11 years); Director - Northeast Region, Multifamily at Freddie Mac (5 years); Manager, Loan Servicing - Distressed Assets at M&T Bank
Laura J. Waitz EVP & Chief of Staff (*since 2017*)	30+	• Previously Senior Managing Director, Global Head of Human Resources at The Blackstone Group (9 years) • Also at Citi Alternative Investments as MD & Global Head of Compensation & at Deutsche Bank as Head of Compensation (Americas) & as Global Compensation Mgr. for Private Equity & Investment Bank

Experienced management team with a diverse, non-community banking background

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